UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 8, 2023

Enzo Biochem, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

001-09974	13-2866202
(Commission File Number)	(IRS Employer Identification No.)

81 Executive Blvd. Suite 3
Farmingdale, New York	11735
(Address of Principal Executive Offices)	(Zip Code)

(212) 583-0100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	ENZ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-1 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Supplemental Disclosures to Proxy Statement

As previously disclosed, on March 16, 2023, Enzo Biochem, Inc. (the “Company”), Enzo Clinical Labs, Inc., a New York corporation (the “Subsidiary” and, together with the Company, the “Seller”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Laboratory Corporation of America Holdings, a Delaware corporation (the “Buyer”). Pursuant to the Asset Purchase Agreement, the Seller will sell substantially all the assets and assign certain liabilities of its clinical laboratory business to the Buyer (the “Asset Sale”).

On April 13, 2023, the Company filed a preliminary proxy statement (the “Preliminary Proxy Statement”) and, on April 24, 2023, the Company filed a definitive proxy statement (the “Definitive Proxy Statement” and, together with the Preliminary Proxy Statement, the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) and commenced mailing of the Proxy Statement to the Company’s shareholders to solicit the approval of the Asset Sale and adopt the Asset Purchase Agreement at a special meeting of shareholders to be held on May 22, 2023 (the “Special Meeting”).

On or about April 27, 2023, Brian Cook, a purported shareholder of the Company, commenced a civil action in the Supreme Court of the State of New York, County of New York against the Company and the board of directors of the Company (the “Board”) captioned Brian Cook v. Enzo Biochem, Inc., et al., No.: 652057/2023 (the “Action”), alleging claims for breach of fiduciary duties against the directors, aiding and abetting against the Company, and failure to disclose against the Company and the directors. The Action generally alleges that the Proxy Statement misrepresents and/or omits certain purportedly material information.

While the Company believes that the disclosures set forth in the Proxy Statement comply fully with applicable law, in order to moot the purported shareholder’s disclosure claims in the Action, to avoid nuisance, cost and distraction, and to preclude any efforts to delay the closing of the Asset Sale, the Company has determined to voluntarily supplement the Proxy Statement with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company vigorously denied, and continues to vigorously to deny, all allegations in the Action that any additional disclosure was or is required. The Company believes the allegations in the Action are without merit. In consideration for the Company producing the Supplemental Disclosures, the plaintiff in the Action has agreed to voluntarily dismiss the Action.

The following Supplemental Disclosures should be read in conjunction with the Proxy Statement, which should be read in its entirety, and to the extent that the Supplemental Disclosures differ from or update information contained in the Proxy Statement, the Supplemental Disclosures contained in this Form 8-K shall supersede the information in the Proxy Statement. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement. Underlined text shows revisions or additions to a referenced disclosure in the Proxy Statement.

The section of the Proxy Statement entitled “Questions and Answers about the Special Meeting and the Asset Sale — Q: What will happen if the Asset Sale is approved by shareholders?” is hereby amended and supplemented as follows:

By adding the underlined and bolded text below on page 8:

A. If the holders of at least a majority of all of the outstanding shares of Common Stock approve the Asset Sale, and the conditions to closing the Asset Sale as set forth in the Asset Purchase Agreement are satisfied or waived, the Company and its subsidiaries will sell substantially all the operating assets and assign of certain liabilities of our clinical laboratory business to the Buyer for cash. Subject to the terms and conditions stated in the Asset Purchase Agreement, after shareholder approval of the Asset Sale, Buyer will be obligated to pay a fee of $75,000 to the Company for each day after the date of such shareholder approval until the closing of the Asset Sale, provided that such fee shall not exceed an aggregate of $7,000,000. At the closing, such fee will be wholly or partially credited against the purchase price. For more information, see the section below captioned “PROPOSAL 1 — TO APPROVE THE ASSET SALE — Principal Provisions of the Asset Purchase Agreement-Conditions to the Closing of the Asset Sale” beginning on page 42.

After the closing, Enzo will remain a public company. Other than terms of employment or service that are currently in effect, there have not been any agreements with members of management or directors of Enzo regarding future employment or continued service after the Asset Sale is consummated.

The section of the Proxy Statement entitled “The Asset Sale— Background of the Proposed Sale” is hereby amended and supplemented as follows:

By adding the underlined and bolded text below in the fourth paragraph on page 15:

Between October 2022 and December 2022, at the direction of our board of directors, Jefferies contacted a total of 105 potential buyers, consisting of 59 potential strategic parties and 46 financial sponsors that could be interested in acquiring the ECL and ELS business segments. Of the potential buyers, 42 parties executed a confidentiality agreement and received the CIM and a first round process letter in connection with the Sale Process, which directed the parties to submit initial indications of interest by December 14, 2022. Such confidentiality agreements did not contain “don’t ask, don’t waive” or similar provisions. During the first half of December 2022, management conducted executive summary presentations with 14 potential buyers and held due diligence calls as requested. At the conclusion of the first round, ten parties conveyed initial indications of interest, and our board of directors determined to progress five parties to the second round of the Sale Process, including the Buyer.

The section of the Proxy Statement entitled “The Asset Sale— Opinion of the Company’s Financial Advisor” is hereby amended and supplemented as follows:

By adding the underlined and bolded text below in the fourth sentence of the first full paragraph on page 20:

With respect to the selected public companies and selected precedent transactions analyses summarized below, no company or transaction used as a comparison was identical or directly comparable to the Business or the Asset Sale nor, except as otherwise disclosed, were individual multiples derived from the selected companies and the selected transactions independently determinative of the results of such analyses.

By deleting the text as indicated and adding the underlined and bolded text below in the second sentence of the paragraph under the heading entitled “Discounted Cash Flow Analysis” on page 24:

Implied terminal values for the Business were calculated by applying to the fiscal year 2027 estimated revenue of the Business a ~~selected~~ range of revenue multiples of 1.2x to 2.2x selected based on Jefferies’ professional judgment.

By adding the underlined and bolded text below in the third sentence of the paragraph under the heading entitled “Discounted Cash Flow Analysis” on page 24:

The present values (as of March 31, 2023) of the cash flows and terminal values were then calculated using a selected range of discount rates of 12.5% to 13.5% derived from a weighted average cost of capital calculation.

By adding the following supplemental disclosure is added after the “The Asset Sale — Past Contacts, Transactions or Negotiations” section on page 25:

Certain Financial Forecasts

Unaudited Prospective Financial Information for the Business

Enzo does not as a matter of course make public long-term projections as to future revenues, earnings or other results given, among other reasons, the uncertainty of the underlying assumptions and estimates. However, in connection with the review of the Asset Sale, Enzo’s management prepared five years of unaudited forecasted financial information for the Business on a standalone basis. The unaudited forecasted financial information prepared by Enzo’s management is collectively referred to as the “Enzo forecasts.” Enzo is electing to provide a summary of the Enzo forecasts in this section to provide Enzo shareholders access to certain non-public unaudited prospective financial information that was made available to the Board for purposes of considering and evaluating the Asset Sale. The Enzo forecasts also were provided to Jefferies for its use and reliance in connection with its financial analyses and opinion to the Board described under the section entitled “— Opinion of the Company’s Financial Advisor.” The Enzo forecasts were not prepared with a view toward public disclosure and the inclusion of a summary of the Enzo forecasts below should not be regarded as an indication that any of the Board, Enzo, any of their respective advisors or any other recipient of this information considered, or now considers, it to be necessarily predictive of actual future results.

Certain of the material assumptions made by Enzo’s management in connection with the preparation of the unaudited prospective financial information set forth in this section include, without limitation: (i) the Company successfully implements multiple levers to grow core testing revenues, including expansion of its test menu of current indications and offering tests in new indications such as dermatology and toxicology, enhancement of direct to consumer and lifestyle testing offerings, and further penetration of serviceable available market and expansion geographically; (ii) COVID testing waning and the associated revenue continuing to be a lesser part of the Business’ revenue mix; (iii) improvement of margin by renegotiating send out contracts, exploring new partnerships and transitioning reference testing to in-house; (iv) investment in selling and field service personnel and other expenses to support revenue growth; (v) capital expenditures are consistent with historical patterns; and (vi) depreciation expense is consistent with capital expenditure patterns and historical experience.

The following table summarizes the Enzo forecasts.

(Dollars in millions)	2023E	2024E	2025E	2026E	2027E
Core Testing Services	$46.3	$64.2	$76.1	$90.6	$109.6
COVID Revenue	$5.7	$6.2	$4.8	$3.9	$3.1
Revenue	$52.0	$70.4	$80.9	$94.4	$112.7
Total Allocated Costs	$19.0	$25.1	$27.5	$30.6	$34.5
Total Unallocated Costs	$25.1	$33.4	$36.2	$39.5	$43.7
Gross Profit	$7.9	$12.0	$17.2	$24.3	$34.5
Total Operating Expenses	$23.8	$26.3	$28.6	$31.2	$31.9
EBIT	$(15.8)	$(14.4)	$(11.5)	$(6.8)	$2.6
Depreciation & Amortization	$1.0	$1.1	$1.2	$1.5	$1.7

EBITDA(1)	$(14.8)	$(13.3)	$(10.2)	$(5.4)	$$4.3

Less: Depreciation & Amortization	$(1.0)	$(1.1)	$(1.2)	$(1.5)	$(1.7)
EBIT	$(15.8)	$(14.4)	$(11.5)	$(6.8)	$2.6
Less: Income Taxes	$-	$-	$-	$-	$(0.5)
NOPAT	$(15.8)	$(14.4)	$(11.5)	$(6.8)	$2.0
Plus: Depreciation & Amortization	$1.0	$1.1	$1.2	$1.5	$1.7
Less: Capex	$(1.3)	$(1.4)	$(1.6)	$(1.7)	$(1.9)
Less: Change in Net Working Capital	$2.1	$(1.8)	$(1.0)	$(1.4)	$(1.8)

Unlevered Free Cash Flow(2)	$(14.0)	(16.6)	(12.9)	(8.5)	(0.0)

(1)	EBITDA is a non-GAAP measure, and is not typically used by Enzo management, but was calculated in connection with the review of the Asset Sale. EBITDA is calculated as operating revenues less costs and operating expenses and excluding interest, amortization and depreciation.
(2)	Unlevered free cash flow is calculated as free cash flow before interest expense, net of any benefit of the tax deductibility of interest. Free cash flow is defined as earnings after taxes, plus depreciation and amortization, less capital expenditures, surplus retained in the business to support business growth and changes in working capital. Unlevered free cash flow was calculated by Jefferies based on information approved or provided, as applicable, by Enzo’s management and reviewed and approved by the Board for purposes of Jefferies’ financial analyses described under the section entitled “— Opinion of the Company’s Financial Advisor.”

The unaudited prospective financial information set forth above was, in general, prepared solely for internal use and is subjective in many respects and thus subject to interpretation. While presented with numerical specificity, such unaudited prospective financial information reflects numerous estimates and assumptions made by Enzo’s management at the time the Enzo forecasts were prepared with respect to industry performance and competition, general business, economic, market and financial conditions and matters specific to the Business, all of which are difficult to predict and many of which are beyond Enzo’s control, including the assumptions set forth above, and are therefore inherently uncertain.

EisnerAmper LLP has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the accompanying prospective financial information and, accordingly, EisnerAmper LLP does not express an opinion or any other form of assurance with respect thereto. The EisnerAmper LLP reports related to Enzo incorporated by reference into this proxy statement relate to Enzo’s previously issued financial statements. They do not extend to the prospective financial information and should not be read to do so.

The unaudited prospective financial information was prepared based on the Business as a standalone business. Such information does not take into account the Asset Sale, including the impact of negotiating or executing the transaction, the expenses that may be incurred in connection with consummating the Asset Sale, the potential synergies that may be achieved with the Business by Labcorp as a result of the Asset Sale, the effect of any business or strategic decision or action that has been or will be taken as a result of the Asset Purchase Agreement having been executed, or the effect of any business or strategic decisions or actions which would likely have been taken if the Asset Purchase Agreement had not been executed but which were instead altered, accelerated, postponed or not taken in anticipation of the Asset Sale. Enzo shareholders are urged to review Enzo’s most recent SEC filings for a description of the historical results of operations and financial condition of Enzo as reported therein.

Readers of this proxy statement are cautioned not to rely on the unaudited prospective financial information set forth above. No representation or warranty is or has been made to Enzo shareholders by the Board, Enzo, any of their respective advisors or any other person regarding the information included in the unaudited prospective financial information described herein or the ultimate performance of Enzo or the Business compared to the information included in the above prospective financial information. The inclusion of unaudited prospective financial information in this proxy statement should not be regarded as an indication that such prospective financial information will be necessarily predictive of actual future events or construed as financial guidance, and should not be relied on as such. Factors that could cause the above future results to differ from the above prospective financial information include the timing, outcome and results of integration of the Business with Labcorp, general economic, regulatory and market conditions, changes in actual or projected cash flows, competitive pressures, changes in tax laws or accounting rules, changes in government regulations and regulatory requirements, and the other matters discussed in Enzo’s most recent SEC filings.

EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW, ENZO DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THE ABOVE PROSPECTIVE FINANCIAL INFORMATION TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE WHEN MADE OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING SUCH PROSPECTIVE FINANCIAL INFORMATION ARE NO LONGER APPROPRIATE.

By deleting the text as indicated and adding the underlined and bolded text below in the second sentence of the first paragraph under the heading entitled “U.S. Antitrust” on page 35:

The parties made the filings required under the HSR on March 30, 2023, and the waiting period under the HSR expired May 1, 2023, at 11:59 p.m. Eastern time.

Forward-Looking Statements

Except for historical information, the matters discussed in this Current Report on Form 8-K (this “8-K”) may be considered “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include declarations regarding the intent, belief or current expectations of the Company and its management, including those related to cash flow, gross margins, revenues, and expenses which are dependent on a number of factors outside of the control of the Company including, inter alia, the markets for the Company’s products and services, costs of goods and services, other expenses, government regulations, litigation, and general business conditions. See Risk Factors in the Company’s Form 10-K for the fiscal year ended July 31, 2022 and the Proxy Statement filed on April 24, 2023 regarding the proposed transactions. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results. The Company disclaims any obligations to update any forward-looking statement as a result of developments occurring after the date of this 8-K.

Additional Information and Where to Find It

The Company is holding the Special Meeting to approve the Asset Sale and adopt the Asset Purchase Agreement. In connection with seeking shareholder approval, the Company has filed with the SEC the Proxy Statement and other documents describing the proposed transaction. Shareholders are urged to read the Proxy Statement because it contains important information about the transaction. The Definitive Proxy Statement was sent to the shareholders of the Company seeking their approval of the Asset Sale. Shareholders may obtain a free copy of the Proxy Statement and other documents filed by the Company with the SEC at the SEC’s Web site at www.sec.gov, or by directing a request to Enzo Biochem, Inc., 81 Executive Blvd. Suite 3, Farmingdale, New York 11735, Attn.: Investor Relations.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the transactions. Information about the directors and executive officers of the Company is set forth in the Company’s Form 10-K for the fiscal year ended July 31, 2022 filed with the SEC on October 14, 2022, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on November 25, 2022, and the proxy statement filed with the SEC on December 21, 2022. Additional information regarding the interests of these participants and other persons who may be deemed participants in the transactions may be obtained by reading the Proxy Statement filed on April 24, 2023 regarding the proposed transactions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZO BIOCHEM, INC.

Date: May 8, 2023	By:	/s/ Hamid Erfanian
Hamid Erfanian
Chief Executive Officer